                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of event reported) October 31, 2001

                           Commission File No. 0-25766

                     Community Bank Shares of Indiana, Inc.

             (Exact name of registrant as specified in its charter)

             Indiana                                    35-1938254
            (State or other jurisdiction of       (I.R.S. Employer
             incorporation or organization)  Identification Number)

      101 West Spring St., PO Box 939, New Albany, Indiana        47150
     (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code 1-812-944-2224

Item 5. Other Events

     Community Bank Shares of Indiana,  Inc. has announced today that Stanley L.
Krol has  resigned  from his  position  as Senior Vice  President  to pursue new career opportunities.

     Community  Bank  Shares of  Indiana,  Inc.,  headquartered  in New  Albany,
Indiana,  is Southern Indiana's largest  independent bank holding company,  with assets of $422.0  million as of September 30, 2001.  The Company owns  affiliate banks: Community Bank of Southern Indiana, which is headquartered in New Albany,
Indiana and serves Floyd and Clark Counties;  Heritage Bank of Southern Indiana,
which  is  headquartered  in  Jeffersonville,  Indiana  serves  Clark  County,
Indiana;  and Community Bank of Kentucky,  which is  headquartered in Bardstown,
Kentucky and serves Nelson County, Kentucky.

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized

                                                     COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)

     Dated    October 31, 2001             BY:     /S/ James D. Rickard
     -------------------------------            ---------------------
                                                   James D. Rickard
                                                   President and CEO

     Dated    October 31, 2001             BY:     /S/ Paul A. Chrisco
     -------------------------------            ---------------------
                                                   Paul A. Chrisco
                                                   Chief Financial Officer